Offerings - Offering: 1	Nov. 03, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 71,583,139.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 9,885.63
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 5,304,869 Shares outstanding (approximately 5.00% of the net assets of the Fund as of September 30, 2025).